SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS High Income Plus Fund (Effective on or about February 1, 2012: DWS Global High Income Fund)

Effective on or about February 1, 2012, the fund will change its name to DWS Global High Income Fund.

Effective on or about February 1, 2012, the following disclosure replaces in its entirety the first two paragraphs contained in the “PRINCIPAL INVESTMENT STRATEGY” section of the summary section of the fund’s prospectus and of the “FUND DETAILS” section of the fund’s prospectus:

Main investments. Under normal conditions, the fund invests at least 65% of total assets in domestic and foreign below investment grade debt securities (rated below the fourth highest category, junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund will generally invest in at least three different countries and will normally invest at least 40% of net assets in securities of foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

The fund may invest in securities of any credit quality, and may include debt securities not paying interest currently and securities in default. The fund may invest up to 15% of total assets to buy or sell protection on credit exposure, and up to 20% of net assets in common stocks, preferred shares and other equity securities. The fund may invest up to 35% of total assets in cash or money market instruments to maintain liquidity or in the event portfolio management determines that securities meeting the fund’s investment objective are not readily available for purchase. The fund may also purchase convertible securities, securities on a when-issued basis and engage in short sales.

Please Retain This Supplement for Future Reference

November 21, 2011
PROSTKR-125